UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2015

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
(212) 906-8555
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On May 11, 2015, HRG Group, Inc., a Delaware corporation (“HRG” or the “Company”), entered into two note Purchase Agreements with the respective purchasers named in each. Pursuant to one Purchase Agreement, the Company sold $160 million aggregate principal amount of 7.875% Senior Secured Notes due 2019 (the “New Secured Notes”). The New Secured Notes will be issued under the Company’s existing indenture, dated as of December 24, 2012, amended by the supplemental indenture (the “Supplemental Indenture”), dated May 23, 2014 (as amended, the “Secured Indenture”), by and between the Company and Wells Fargo Bank, National Association, a national banking association, as trustee, governing the Company’s $704.4 million aggregate principal amount of 7.875% Senior Secured Notes due 2019 (the “Secured Notes”). The New Secured Notes were priced at 104.500% of par plus accrued interest from January 15, 2015.
Pursuant to the other Purchase Agreement, the Company sold $140 million aggregate principal amount of 7.750% Senior Notes due 2022 (the “New Unsecured Notes”). The New Unsecured Notes will be issued under the Company’s existing indenture, dated as of January 21, 2014 (the “Unsecured Indenture”), by and between the Company and Wells Fargo Bank, National Association, a national banking association, as trustee, governing the Company’s $750 million aggregate principal amount of 7.750% Senior Notes due 2022 (the “Unsecured Notes”). The New Unsecured Notes were priced at 98.51% of par plus accrued interest from January 15, 2015.
The Company expects to use the net proceeds from the issuance of the New Secured Notes for working capital by it and its subsidiaries and for general corporate purposes, including further investments in the Company’s existing businesses and the financing of future acquisitions and businesses. The Company expects to use the net proceeds from the issuance of the New Unsecured Notes and available cash on hand to make an equity investment through one of its wholly owned subsidiaries in Spectrum Brands Holdings, Inc. (“Spectrum Brands”), a subsidiary of HRG, in connection with Spectrum Brands’ acquisition of Armored AutoGroup Parent Inc.
Certain terms and conditions of the Secured Notes (and, as applicable, the New Secured Notes) are as follows:
Maturity. The Secured Notes will mature on July 15, 2019.
Interest. The Secured Notes accrue interest at a rate of 7.875% per year. Interest on the Secured Notes is paid semi-annually on January 15 and July 15 of each year, beginning on July 15, 2015 with respect to the New Secured Notes.
Issue Price. The issue price of the New Secured Notes is 104.500% of par, plus accrued interest from January 15, 2015.
Ranking. The Secured Notes are senior secured obligations of the Company that rank: (i) equally in right of payment with the existing and future unsubordinated debt of the Company; (ii) effectively senior to all unsecured debt of the Company to the extent of the value of the Collateral (as defined below); and (iii) senior in right of payment to all of the Company’s future debt that expressly provides for its subordination to the Secured Notes.
Collateral. The Secured Notes are secured by a first priority lien on all of the Company’s assets (except for certain “Excluded Property” as defined in the Secured Indenture), including, without limitation:
—	all equity interests of the Company’s directly held subsidiaries and related assets;
—	all cash and investment securities owned by the Company;
—	all general intangibles owned by the Company; and
•	any proceeds thereof (collectively, the “Collateral”).
The Secured Indenture permits the Company, under specified circumstances, to incur additional debt in the future that could equally and ratably share in the Collateral. The amount of such debt is limited by the covenants contained in the Secured Indenture.
No Sinking Fund. The Company is not required to make any sinking fund payments with respect to the Secured Notes.
Optional Redemption. The Company has the option to redeem some or all of the Secured Notes prior to January 15, 2016 at a redemption price equal to 100% of the principal amount plus the Applicable Premium (as defined in the Secured Indenture) as of, and accrued and unpaid interest to, the date of redemption. At any time on or after January 15, 2016, the Company may redeem some or all of the Secured Notes at certain fixed redemption prices set forth in the Secured Indenture expressed as percentages of the principal amount, plus accrued and unpaid interest. At any time prior to January 15, 2016, the Company may redeem up to 35% of the original aggregate principal amount of the Secured Notes with net cash proceeds received by the Company from certain equity offerings at a price equal to 107.875% of the principal amount of the Secured Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption, provided that redemption occurs within 90 days of the closing date of such equity offering, and at least 65% of the aggregate principal amount of the Secured Notes remains outstanding immediately thereafter.
Change of Control. If a Change of Control (as defined in the Secured Indenture) occurs, each holder of Secured Notes may require the Company to repurchase all or a portion of its Secured Notes for cash at a price equal to 101% of the aggregate principal amount of such Secured Notes, plus any accrued and unpaid interest to the date of repurchase.
Certain Covenants. The Secured Indenture contains covenants limiting, among other things, the ability of the Company, and, in certain cases, the Company’s subsidiaries, to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of capital stock; make certain restricted payments; sell assets; engage in transactions with affiliates; or consolidate or merge with, or sell substantially all of its assets to, another person. These covenants are subject to a number of important exceptions and qualifications. The Company is also required to maintain compliance with certain financial tests, including minimum liquidity and collateral coverage ratios.
Events of Default. The Secured Indenture contains customary events of default which could, subject to certain conditions, cause the Secured Notes to become immediately due and payable, including, but not limited to, the failure to make premium or interest payments; failure by the Company to accept and pay for Secured Notes tendered when and as required by the change of control and asset sale provisions of the Secured Indenture; failure to comply with certain covenants in the Secured Indenture; failure to comply with certain agreements in the Secured Indenture for a period of 60 days following notice by Wells Fargo or the holders of at least 25% in aggregate principal amount of the Secured Notes then outstanding; failure to pay any debt within any applicable grace period after the final maturity or acceleration of such debt by the holders thereof because of a default, if the total amount of such debt unpaid or accelerated exceeds $25 million; failure to pay final judgments entered by a court or courts of competent jurisdiction aggregating $25 million or more (excluding amounts covered by insurance), which judgments are not paid, discharged or stayed, for a period of 60 days; and certain events of bankruptcy or insolvency.
Certain terms and conditions of the Unsecured Notes (and, as applicable, the New Unsecured Notes) are as follows:
Maturity. The Unsecured Notes will mature on January 15, 2022.
Interest. The Unsecured Notes accrue interest at a rate of 7.750% per year. Interest on the Notes will be paid semi-annually on January 15 and July 15 of each year, beginning on July 15, 2015 with respect to the New Unsecured Notes.
Issue Price. The issue price of the New Unsecured Notes is 98.51% of par, plus accrued interest from January 15, 2015.
Ranking. The Unsecured Notes are senior unsecured obligations of the Company that (i) rank equally in right of payment with the existing and future unsubordinated debt of the Company, (ii) are effectively subordinated to all secured debt of the Company to the extent of the value of the collateral securing that debt, (iii) are effectively subordinated to all liabilities of the Company’s subsidiaries, and (iv) rank senior in right of payment to all of the Company’s future debt that expressly provides for its subordination to the Unsecured Notes.
No Sinking Fund. The Company is not required to make any sinking fund payments with respect to the Unsecured Notes.
Guarantors. Any subsidiary of the Company that guarantees the Company’s debt will guarantee the Unsecured Notes. As of the date hereof, there are no such guarantors.
Optional Redemption. The Company has the option to redeem some or all of the Unsecured Notes prior to January 15, 2017 at a redemption price equal to 100% of the principal amount plus the Applicable Premium (as defined in the Unsecured Indenture) as of, and accrued and unpaid interest to, the date of redemption. At any time on or after January 15, 2017, the Company may redeem some or all of the Unsecured Notes at certain fixed redemption prices set forth in the Unsecured Indenture expressed as percentages of the principal amount, plus accrued and unpaid interest. At any time prior to January 15, 2017, the Company may redeem up to 35% of the aggregate issued principal amount of the Unsecured Notes with net cash proceeds received by the Company from certain equity offerings at a price equal to 107.750% of the principal amount of the Unsecured Notes redeemed, plus accrued and unpaid interest, if any, to the date of redemption, provided that redemption occurs within 90 days of the closing date of such equity offering, and at least 65% of the aggregate principal amount of the Unsecured Notes remains outstanding immediately thereafter.

Change of Control. If a Change of Control (as defined in the Unsecured Indenture) occurs, each holder of Unsecured Notes may require the Company to repurchase all or a portion of its Unsecured Notes for cash at a price equal to 101% of the aggregate principal amount of such Unsecured Notes, plus any accrued and unpaid interest to the date of repurchase.
Certain Covenants. The Unsecured Indenture contains covenants limiting, among other things, the ability of the Company, and, in certain cases, the Company’s subsidiaries, to incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of capital stock; make certain restricted payments; sell assets; engage in transactions with affiliates; or consolidate or merge with, or sell substantially all of its assets to, another person. These covenants are subject to a number of important exceptions and qualifications. The Company is also required to maintain compliance with a minimum liquidity covenant.
Events of Default. The Unsecured Indenture contains customary events of default which could, subject to certain conditions, cause the Unsecured Notes to become immediately due and payable, including, but not limited to, the failure to make premium or interest payments; failure by the Company to accept and pay for Unsecured Notes tendered when and as required by the change of control and asset sale provisions of the Unsecured Indenture; failure to comply with certain covenants in the Unsecured Indenture; failure to comply with certain agreements in the Unsecured Indenture for a period of 60 days following notice by the Trustee or the holders of at least 25% in aggregate principal amount of the Unsecured Notes then outstanding; failure to pay any debt within any applicable grace period after the final maturity or acceleration of such debt by the holders thereof because of a default, if the total amount of such debt unpaid or accelerated exceeds $50 million; failure to pay final judgments entered by a court or courts of competent jurisdiction aggregating $50 million or more (excluding amounts covered by insurance), which judgments are not paid, discharged or stayed, for a period of 60 consecutive days; and certain events of bankruptcy or insolvency.
This summary does not purport to be complete and is qualified in its entirety by reference to the Secured Indenture, the Supplemental Indenture and the Unsecured Indenture, which have been filed as exhibits hereto as Exhibits 4.1, 4.2 and 4.3, respectively. The text of each such document is incorporated herein by reference. Interested parties should read these documents in their entirety.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.
Exhibit No.	Description

4.1
Indenture dated as of December 24, 2012, by and between Harbinger Group Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 26, 2012 (File No. 001-04219)).

4.2
First Supplemental Indenture, dated as of May 23, 2014, to the Indenture dated as of December 24, 2012, by and between Harbinger Group Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 23, 2014 (File No. 1-4219)).

4.3
Indenture dated as of January 21, 2014, by and between Harbinger Group Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed January 21, 2014 (File No. 001-04219)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HRG GROUP, INC.

Date: May 15, 2015	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Senior Vice President, General Counsel & Corporate Secretary

Exhibit No.	Description

4.1
Indenture dated as of December 24, 2012, by and between Harbinger Group Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 26, 2012 (File No. 001-04219)).

4.2
First Supplemental Indenture, dated as of May 23, 2014, to the Indenture dated as of December 24, 2012, by and between Harbinger Group Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed May 23, 2014 (File No. 1-4219)).

4.3
Indenture dated as of January 21, 2014, by and between Harbinger Group Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed January 21, 2014 (File No. 001-04219)).